UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
 (Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2018

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

Dear Fellow Shareholders:

Market volatility, which surged during the early months of 2018, continued to impact investors during the second quarter. In this volatile market environment, we believe that Greenspring Fund’s focus on company-specific fundamentals helped insulate the portfolio from a portion of the market turmoil and positively influenced investment results. We are pleased to report that Greenspring Fund gained 4.1% in the second quarter of 2018 and 2.5% on a year-to-date basis.

Throughout the second quarter, investors responded quickly to daily headline events and the ever-shifting investment landscape. The source of much investor anxiety was the Trump administration’s plan to impose tariffs on various trading partners including China, the European Union, Canada and Mexico. Often, these tariff-related headlines were tersely written proposals or tweets that created an atmosphere of uncertainty.  Investors had to speculate as to the ultimate details of a plan as they grappled with the likely effects the tariffs might have on global economic growth, certain industries and specific companies. Offsetting the uncertainty surrounding tariffs, the strength and positive momentum of the U.S. economy continued to provide support for the domestic equity markets.

Despite the frequent and significant swings in investor sentiment, most equity market indices rose during the second quarter, driven by higher corporate earnings and a strong labor market.  Even with the market’s solid underpinnings, the performances of the various major equity market indices have been quite mixed so far this year. The Dow Jones Industrial Average, while up slightly for the quarter, remained in negative territory for the year and well below its high set in January. At the same time, the NASDAQ moved higher during the quarter, driven by the companies commonly referred to as the FAANG stocks (Facebook, Amazon, Apple, Netflix and Google). The concerns over tariffs and trade wars steered somewhat clear of the stocks in the Russell 2000 during the quarter, as many of its components are more domestically-focused

August 2018

Greenspring Fund
Performance for the
Periods Ended June 30, 2018
Quarter	4.09%
Year to Date	2.47%
1 Year	7.74%
3 Years*	7.51%
5 Years*	5.78%
10 Years*	5.85%
15 Years*	7.10%
20 Years*	6.18%
Since inception on 7/1/83*	9.30%
Expense Ratio**	0.99%

*	Annualized.
**	As stated in Prospectus dated 5-1-18. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com.

companies that are less exposed to international trade concerns. Furthermore, the relative underperformance over the last several years of many smaller-cap equity securities left them attractively valued and investors bid up prices as they sought out these less expensive investments.

The fixed income markets were mixed during the quarter. Fears that inflation may accelerate, a strong labor market and indications that the Federal Reserve would continue to raise short-term interest rates all combined to push

Greenspring Fund, Incorporated

U.S. Treasury rates higher. The yield on the 10-year U.S. Treasury rose for the fourth straight quarter, increasing from 2.74% to 2.85% and temporarily breached the 3% level during May for the first time since early 2014.  Later in the quarter, however, trade war concerns pushed rates lower as investors returned to the perceived safety of government bonds.  Given the rising rate environment, most investors in intermediate and long-term investment grade and government bonds suffered losses during the quarter. The negative second quarter results added to the losses many of these same investors experienced during the first quarter.

Our focus on short-duration high yield bonds and stringent credit analysis has allowed Greenspring Fund’s fixed income holdings to produce positive returns during this recent period of rising interest rates. We continue to see a lasting benefit to higher rates as most of the Fund’s recent bond purchases have been executed at higher expected yields-to-call/maturity than in previous quarters, which should help to drive greater future returns for the fixed income holdings.

INFLUENCES on FUND PERFORMANCE

The equity holdings in the Fund performed very well during the second quarter, significantly outpacing several of the broad equity market indices.  Gains in the portfolio were fairly widespread, driven by company-specific factors and exposure to areas of the market that drew increased investor interest.  Our holdings in smaller companies helped performance during the quarter as investors looked to insulate themselves to the potential risks of trade wars by purchasing domestically-focused names. Exposure to certain industry groups also contributed positively to performance.  The Fund’s investments in the Oil and Gas Exploration & Production industry benefitted as oil prices continued to rise amidst strong demand trends.  Investments in the Engineering & Construction industry performed well as the outlook for the energy, electrical, and communications end markets improved.  Fund holdings in the Commercial Bank and Thrift industry also moved higher as investors were encouraged by the prospects of higher interest rates, loan growth, and acquisition activity in an improving domestic economy.

The individual securities that had the greatest influence on the Fund’s performance during the quarter all generated positive returns and were, in order of magnitude, the common stock holdings of Novanta, Gramercy Property Trust, Southern National Bancorp of Virginia, MYR Group, and Suncor Energy.

Novanta is a niche manufacturer of laser, vision and precision motion components and subsystems used by industrial and healthcare equipment manufacturers.  Several end market tailwinds, strong operating results, and acquisitions drove better than expected first quarter earnings and an improved outlook for the remainder of the year.  We have owned shares of Novanta for nearly seven years and, while we remain very impressed with the results that management has achieved, we continue to opportunistically sell shares to manage risk as the valuation of the Company has risen substantially over the years.

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/18
Republic Services, Inc.	5.8%
Discover Financial Services	3.9%
Southern National Bancorp of Virginia	3.8%
EMCOR Group, Inc.	3.7%
Conduent Inc.	3.1%
MasTec, Inc.	3.1%
Suncor Energy, Inc.	2.7%
EOG Resources, Inc.	2.7%
Mohawk Industries, Inc.	2.6%
The Sherwin-Williams Company	2.5%

Greenspring Fund, Incorporated

Gramercy Property Trust is a real estate investment trust that principally owns, acquires, and leases industrial properties in the United States and Europe.  In May, management announced that they had entered into a definitive agreement to be acquired by Blackstone, a private equity firm, in an all-cash transaction valued at $27.50 per share.  The stock rose in response to this agreement, and the acquisition is set to close later in 2018.

Southern National Bancorp of Virginia, also a long-time holding of the Fund, is a small community bank with locations across Virginia, Southern Maryland and the Washington D.C. area.  The stock underperformed many of its community bank peers following its acquisition of Eastern Virginia Bankshares in June 2017. With the integration of the two banks essentially completed by the end of 2017, however, the recent improvement in many key return metrics demonstrated the significant benefits of the merger.  The improved financial results of the combined entity attracted investor attention, and the stock price moved higher, to a level more in-line with its peer group.  The Fund has owned shares in Southern National for over ten years, and we look forward to the management team, which own a considerable amount of shares themselves, continuing to create value for shareholders.

Greenspring Fund
Portfolio Allocation
as of June 30, 2018

PORTFOLIO ACTIVITY

During the quarter, we initiated a few relatively small common stock positions in Owens Corning, Spectrum Brands, Chubb, and Wyndham Hotels and Resorts. We sought to take advantage of the market’s volatility when purchasing these new positions and have remained disciplined with respect to our purchase prices. We also added to several existing positions, the largest of which were shares of PPL Corporation, Mohawk Industries, and Condor Hospitality Trust. During the quarter, two of the Fund’s holdings, Gramercy Property Trust and First Connecticut Bancorp, agreed to acquisition proposals. We sold all of the Fund’s shares in First Connecticut Bancorp and almost all of the shares in Gramercy. In addition, we sold all of the Fund’s shares in Crown Castle International and SBA Communications given our concerns that a merger of Sprint and T-Mobile could cause uncertainty relative to the near-term growth rates of these wireless tower operators.  We also trimmed the position size of several holdings including Novanta, Six Flags Entertainment, MYR Group and several of the smaller local banks at what we considered attractive valuations. As is typical with our short-duration fixed income securities, the majority of the portfolio activity was related to bond redemptions and the subsequent reinvestment of the proceeds into additional short-duration securities.

OUTLOOK

Many of the equity holdings held in Greenspring Fund’s portfolio reported strong earnings, driven by company-specific initiatives designed to improve profit margins and earnings per share, as well as tax reform and the healthy domestic economy.  We remain confident that the companies held in the portfolio are well-positioned to generate further increases in shareholder value through continued earnings growth and the deployment of cash generated from operations into dividends, share repurchases, investments to expand the existing business, and/or acquisitions designed to improve the companies’ strategic positions.

Greenspring Fund, Incorporated

Over the last twelve months, the yield on the 10-year U.S. Treasury increased from 2.31% to 2.85%, a move of just over fifty basis points. The low coupon did little to offset the decline in the principal value that occurred as the price of the 10-year bond adjusted lower, reflecting the higher interest rate. Most Fed-watchers expect several more increases in short-term rates over the next 18 months.  In recent shareholder letters, we have discussed the risk of negative returns to longer-term bond investors in a rising interest rate environment. The negative returns experienced recently by long-term bond investors makes the reality of this risk quite apparent and we expect it will become more of a focus for investors going forward.  We will maintain the Fund’s focus on short-duration fixed income securities in such an environment, a posture that has served Greenspring Fund quite well recently.  By investing in bonds with shorter expected holding periods, interest rate risk should be reduced and the Fund will be able to reinvest funds from maturing/redeeming securities into higher yielding investments should rates continue to move higher.

We are encouraged by the strength we have seen in recent domestic economic reports and the feedback garnered from our discussions with corporate managements. This enthusiasm is somewhat tempered by a more volatile political environment that adds an element of uncertainty into the outlook. We remain committed to Greenspring Fund’s long-practiced value investment philosophy and our long-standing objective of providing steady, risk-adjusted performance over a market cycle. We greatly appreciate your interest and investment in Greenspring Fund and look forward to reporting on our progress at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

Greenspring Fund, Incorporated

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average is a broad based unmanaged index comprised of 30 actively traded large-capitalization stocks.  The Nasdaq stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the Nasdaq Smallcap market that trades emerging growth companies. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. It is not possible to invest directly in an index.

Coupon rate is the rate of interest paid by bond issuers on the bond’s face value. Yield-to-call is a measure of the yield of a bond if held until the call date. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability. Earnings growth is not a measure of the Fund’s future performance.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfund.com. Please read the Fund’s Prospectus carefully before investing.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns	For the Periods Ended June 30, 2018
	6-Months	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	2.47%	7.74%	7.51%	5.78%	5.85%
Blended Benchmark*	(0.40)%	5.05%	6.36%	7.55%	7.28%
Russell 3000 Index	3.22%	14.78%	11.58%	13.29%	10.23%
Lipper Flexible Portfolio Fund Index	0.16%	6.86%	6.14%	6.99%	5.73%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. Effective May 1, 2018, the Fund no longer imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The “Blended Benchmark” is a weighted average comprised of 60% Russell 3000 Value Index / 30% ICE BAML 1-3yr BB Cash Pay High Yield Index / 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is a capitalization-weighted index composed of those companies that are among the largest 3000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to-book ratios and lower expected growth rates. This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements.  The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less.  The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.  The Russell 3000 Index is a capitalization-weighted index composed of those companies that are among the largest 3000 US-incorporated equities by market capitalization.  This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements. The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which  includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.  Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index. An index return does not reflect a deduction for fees, expenses, or taxes.

*
The Fund compares its performance in this semi-annual report to the 60% Russell 3000 Value Index/ 30% ICE BAML 1-3yr BB Cash Pay High Yield Index/ 10% ICE BAML 3-Month T-Bill Index. The Fund’s Advisor believes the 60% Russell 3000 Value Index/ 30% ICE BAML 1-3yr BB Cash Pay High Yield  Index/ 10% ICE BAML 3-Month T-Bill Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the Russell 3000 Index, in light of the Fund’s investment strategy.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2018 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018), and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized	Beginning	Ending	During Period
	Net Expense	Account Value	Account Value	1/1/18 –
	Ratio 6/30/18	1/1/18	6/30/18	6/30/18(1)
Actual Expenses(2)	1.01%	$1,000.00	$1,024.70	$5.07
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.01%	$1,000.00	$1,019.79	$5.06

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns of 2.47% for the six month-period ended June 30, 2018.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS: 67.5%

Building Products: 6.0%
Johnson Controls International plc#	195,530	$6,540,478
Mohawk Industries, Inc.*	31,710	6,794,502
Owens Corning	39,865	2,526,245
		15,861,225
Business Software & Services: 2.0%
Amdocs Limited#	79,961	5,292,619

Chemicals: 2.5%
The Sherwin-Williams Company	16,119	6,569,621

Commercial Banks & Thrifts: 7.5%
American National Bankshares, Inc.	35,987	1,439,480
Beneficial Bancorp, Inc.	160,331	2,597,362
OceanFirst Financial Corp.	52,900	1,584,884
Prudential Bancorp, Inc.	23,073	445,309
Shore Bancshares, Inc.	130,206	2,476,518
Southern National Bancorp of Virginia	554,697	9,895,794
Westbury Bancorp, Inc.*	26,352	585,937
Western New England Bancorp, Inc.	59,165	650,815
		19,676,099
Distributors: 2.0%
LKQ Corporation*	166,741	5,319,038

Diversified Financial Services: 3.9%
Discover Financial Services	146,902	10,343,370

Electrical Equipment & Instruments: 1.1%
Emerson Electric Co.	15,400	1,064,756
Novanta, Inc.*#	21,640	1,348,172
nVent Electric plc*#	20,000	502,000
		2,914,928
Engineering & Construction: 10.0%
EMCOR Group, Inc.	128,582	9,795,377
KBR, Inc.	192,626	3,451,858
MasTec, Inc.*	160,681	8,154,561
MYR Group, Inc.*	136,960	4,856,601
		26,258,397
Entertainment: 1.0%
Six Flags Entertainment Corp.	37,017	2,593,041

Healthcare-Products: 1.5%
Abbott Laboratories	11,000	670,890
Medtronic plc#	37,870	3,242,051
		3,912,941
Hotels, Restaurants & Leisure: 1.1%
Marriott International, Inc. – Class A	18,000	2,278,800
Wyndham Hotels & Resorts, Inc.	8,500	500,055
		2,778,855
Household & Personal Products: 0.4%
Spectrum Brands Holdings, Inc.*	11,550	942,711

Industrial Equipment: 0.3%
Pentair plc#	20,000	841,600

Information Technology Services: 3.1%
Conduent, Inc.*	453,235	8,235,280

Insurance: 0.9%
Chubb Limited#	5,736	728,587
W.R. Berkley Corp.	21,523	1,558,480
		2,287,067
Internet Software & Services: 2.2%
j2 Global, Inc.	66,341	5,745,794

Machinery: 0.0%
Blue Bird Corp.*	5,002	111,795

Metals & Mining: 0.5%
Cleveland-Cliffs, Inc.*	151,585	1,277,861

Oil & Gas Exploration & Production: 5.4%
EOG Resources, Inc.	57,254	7,124,115
Suncor Energy, Inc.#	176,735	7,189,580
		14,313,695
Oil Refining & Marketing: 0.1%
Phillips 66	2,813	315,928

Real Estate Investment Trusts: 1.8%
Condor Hospitality Trust, Inc.	393,008	4,087,283
Gramercy Property Trust, Inc.	21,131	577,299
		4,664,582
Retail: 1.5%
Party City Holdco Inc.*	255,458	3,895,734

Trading Companies & Distributors: 0.1%
Beacon Roofing Supply, Inc.*	3,100	132,122

Transportation & Logistics: 2.0%
United Parcel Service, Inc. - Class B	50,338	5,347,406

Truck Dealerships: 1.1%
Rush Enterprises, Inc. – Class A*	37,067	1,607,966
Rush Enterprises, Inc. – Class B*	27,303	1,198,602
		2,806,568

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited) (Con’t)

	Shares/Principal	Value
COMMON STOCKS: 67.5% (Con’t)

Utilities: 3.7%
The AES Corporation	349,785	$4,690,617
PPL Corporation	175,329	5,005,643
		9,696,260
Waste Management Services: 5.8%
Republic Services, Inc.	221,536	15,144,201

TOTAL COMMON STOCKS
(cost $107,538,352)		177,278,738

CORPORATE BONDS: 25.1%

Apparel & Textiles: 0.1%
The William Carter Company,
5.250%, 8/15/21	$318,000	322,571

Auto Components: 0.4%
Dana, Inc., 6.000%, 9/15/23	1,092,000	1,131,585

Building Products: 1.3%
Gibraltar Industries, Inc.,
6.250%, 2/1/21	3,418,000	3,452,180

Commercial Services & Supplies: 1.5%
APX Group, Inc., 6.375%, 12/1/19	3,116,000	3,123,790
APX Group, Inc., 8.750%, 12/1/20	708,000	679,397
APX Group, Inc., 7.875%, 12/1/22	104,000	103,610
		3,906,797
Consulting Services: 0.8%
FTI Consulting, Inc., 6.000%, 11/15/22	2,058,000	2,117,167

Engineering & Construction: 0.5%
MasTec, Inc., 4.875%, 3/15/23	1,437,000	1,398,388

Entertainment: 0.0%
Cinemark USA, Inc., 5.125%, 12/15/22	61,000	61,839

Healthcare-Providers & Services: 3.3%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	4,844,000	4,916,660
Centene Corporation, 5.625%, 2/15/21	1,062,000	1,087,090
Centene Corporation, 6.125%, 2/15/24	38,000	40,137
DaVita, Inc., 5.750%, 8/15/22	2,633,000	2,679,091
		8,722,978
Hotels, Restaurants & Leisure: 0.5%
Pinnacle Entertainment, Inc.,
5.625%, 5/1/24	1,163,000	1,213,183

Household & Personal Products: 1.6%
Spectrum Brands, Inc., 6.625%, 11/15/22	3,900,000	4,036,500
Spectrum Brands, Inc., 6.125%, 12/15/24	100,000	101,500
		4,138,000
Industrial Conglomerates: 0.3%
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.000%, 8/1/20	733,000	742,621

Information Technology Services: 0.1%
Conduent Finance, Inc./Xerox Business
Services LLC, 10.500%, 12/15/24 144A	250,000	299,687

Internet Software & Services: 0.2%
Match Group, Inc., 6.375%, 6/1/24	595,000	628,469

Machinery: 1.2%
Actuant Corporation, 5.625%, 6/15/22	129,000	130,935
EnPro Industries, Inc., 5.875%, 9/15/22	781,000	800,525
Welbilt, Inc., 9.500%, 2/15/24	1,921,000	2,125,106
		3,056,566
Media: 2.5%
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 3/15/21	105,000	105,787
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 9/30/22	2,294,000	2,305,470
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.750%, 9/1/23	235,000	237,350
LIN Television Corporation,
5.875%, 11/15/22	2,308,000	2,365,700
TEGNA, Inc., 5.125%, 7/15/20	1,222,000	1,231,165
TEGNA, Inc., 6.375%, 10/15/23	188,000	193,875
		6,439,347
Metals & Mining: 0.4%
Cleveland-Cliffs, Inc., 5.900%, 3/15/20	158,000	159,777
Cleveland-Cliffs, Inc., 4.875%, 4/1/21	831,000	822,690
		982,467
Oil & Gas Exploration & Production: 1.6%
Gulfport Energy Corp., 6.625%, 5/1/23	4,074,000	4,124,925

Packaging & Containers: 2.0%
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer
(Luxembourg), 5.750%, 10/15/20	4,845,539	4,869,766
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer
(Luxembourg), 6.875%, 2/15/21	498,321	505,173
		5,374,939

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 25.1% (Con’t)

Real Estate Investment Trusts: 0.1%
FelCor Lodging LP, 6.000%, 6/1/25	$281,000	$289,430
Lamar Media Group, 5.000%, 5/1/23	49,000	49,919
		339,349
Specialty Retail: 2.6%
Michaels Stores, Inc.,
5.875%, 12/15/20 144A	3,850,000	3,884,073
Murphy Oil USA, Inc.,
6.000%, 8/15/23	1,596,000	1,639,890
Penske Auto Group, Inc.,
5.750%, 10/1/22	1,265,000	1,281,603
		6,805,566
Technology Hardware,
Storage & Peripherals: 0.1%
NCR Corp., 5.875%, 12/15/21	187,000	190,506
NCR Corp., 6.375%, 12/15/23	100,000	103,875
		294,381
Telecommunications Services: 1.2%
Level 3 Financing, Inc.,
6.125%, 1/15/21	3,217,000	3,241,128

Trading Companies & Distributors: 1.1%
Beacon Roofing Supply, Inc.,
6.375%, 10/1/23	100,000	103,750
WESCO Distribution, Inc.,
5.375%, 12/15/21	2,607,000	2,665,657
		2,769,407
Utilities: 0.4%
The AES Corporation, 5.500%, 3/15/24	969,000	978,690

Waste Management Services: 0.4%
Clean Harbors, Inc., 5.250%, 8/1/20	1,059,000	1,064,295

Wireless Telecommunication Services: 0.9%
T-Mobile USA, Inc., 6.500%, 1/15/24	44,000	46,090
T-Mobile USA, Inc., 6.375%, 3/1/25	2,181,000	2,263,224
		2,309,314
TOTAL CORPORATE BONDS
(cost $66,253,229)		65,915,839

	Shares
SHORT-TERM INVESTMENTS: 7.4%

Money Market Funds: 7.4%^
The Government & Agency Portfolio,
Institutional Share Class, 1.800%	11,048,005	$11,048,005
The Treasury Portfolio,
Institutional Share Class, 1.760%	8,504,587	8,504,587

TOTAL SHORT-TERM INVESTMENTS
(cost $19,552,592)		19,552,592

TOTAL INVESTMENTS IN SECURITIES
(cost $193,344,173): 100.0%		262,747,169
Other Assets and Liabilities: 0.0%		129,235
NET ASSETS: 100.0%		$262,876,404

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2018, the value of these investments was $4,183,760, or 1.6% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2018.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $193,344,173)	$262,747,169
Receivables:
Dividends and interest	1,252,489
Fund shares sold	22,241
Prepaid expenses	42,697
Total assets	264,064,596

LIABILITIES
Payables:
Due to affiliate (Note 5)	167,778
Securities purchased	787,089
Fund shares redeemed	154,391
Accrued expenses	78,934
Total liabilities	1,188,192

NET ASSETS	$262,876,404

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	10,549,840

Net asset value, offering and redemption price per share	$24.92

COMPONENTS OF NET ASSETS
Capital stock at par value	$105,498
Paid-in capital	177,484,221
Accumulated undistributed net investment income	1,937,597
Accumulated net realized gain on investments	13,946,092
Net unrealized appreciation on investments	69,402,996
NET ASSETS	$262,876,404

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Income
Interest	$1,789,589
Dividends (net of foreign withholding taxes of $14,767)	1,473,910
Total income	3,263,499

Expenses
Advisory fees (Note 5)	983,209
Sub transfer agent fees	75,727
Administration fees	60,726
Transfer agent fees	29,802
Fund accounting fees	28,729
Administration fees – Corbyn (Note 5)	28,037
Legal fees	23,890
Directors fees	22,316
Blue sky fees	16,666
Audit fees	14,628
Reports to shareholders	14,533
Insurance fees	13,971
Custody fees	10,879
Miscellaneous fees	2,789
Total expenses	1,325,902
Net investment income	1,937,597

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	8,531,770
Change in net unrealized appreciation on investments	(4,170,413)
Net realized and change in net unrealized gain on investments	4,361,357
Net increase in net assets resulting from operations	$6,298,954

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2018#	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,937,597	$4,608,907
Net realized gain on sale of investments	8,531,770	21,093,751
Change in net unrealized appreciation on investments	(4,170,413)	(4,014,318)
Net increase in net assets resulting from operations	6,298,954	21,688,340

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(4,837,873)
From net realized gain	—	(20,946,870)
Total distributions to shareholders	—	(25,784,743)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(16,011,924)	(46,192,480)

Total decrease in net assets	(9,712,970)	(50,288,883)

NET ASSETS
Beginning of period	272,589,374	322,878,257
End of period (including accumulated net investment
income of $1,937,597 and $0, respectively)	$262,876,404	$272,589,374

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2018#		December 31, 2017
	Shares	Value	Shares	Value
Shares sold	273,901	$6,716,202	1,027,714	$25,622,997
Shares issued in reinvestment of distributions	—	—	1,035,564	25,222,877
Shares redeemed+	(927,835)	(22,728,126)	(3,895,589)	(97,038,354)
Net decrease	(653,934)	$(16,011,924)	(1,832,311)	$(46,192,480)

#	Unaudited.
+	Net of redemption fees of $97 and $4,180, respectively. The Fund no longer imposes a redemption fee effective May 1, 2018.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2018#		2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.33		$24.77	$22.18	$24.80	$26.47	$23.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.41	0.32	0.54	0.70	0.61
Net realized and unrealized gain (loss) on investments	0.41		1.50	3.96	(1.98)	(1.35)	3.57
Total from investment operations	0.59		1.91	4.28	(1.44)	(0.65)	4.18

LESS DISTRIBUTIONS:
From net investment income	—		(0.43)	(0.33)	(0.53)	(0.70)	(0.58)
From net realized gain	—		(1.92)	(1.36)	(0.65)	(0.32)	(0.36)
Total distributions	—		(2.35)	(1.69)	(1.18)	(1.02)	(0.94)
Net asset value, end of period	$24.92		$24.33	$24.77	$22.18	$24.80	$26.47
Total return	2.47	%^	7.82%	19.78%	(5.86%)	(2.51%)	18.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$262.9		$272.6	$322.9	$317.4	$671.1	$868.3
Ratio of expenses to average net assets	1.01	%+	0.98%	1.01%	0.95%	0.89%	0.92%
Ratio of net investment income to average net assets	1.47	%+	1.53%	1.32%	1.93%	2.54%	2.25%
Portfolio turnover rate	15	%^	40%	48%	25%	50%	68%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.  Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security.  Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Fund’s Board of Directors (the “Board”). Equity securities in an active market will be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation. These securities will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board. Debt securities will generally be classified as Level 2 securities.

Any securities for which market quotations are not readily available or for which the above valuation procedures are not appropriate or do not reflect fair market value are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2018:

	Quoted Prices	Significant Other	Significant	Carrying Value,
	in Active	Observable	Unobservable	at June 30,
	Market	Inputs	Inputs	2018
	Level 1	Level 2	Level 3	Total
Common Stocks*	$177,278,738	$—	$—	$177,278,738
Corporate Bonds*	—	65,915,839	—	65,915,839
Short-Term Investments	19,552,592	—	—	19,552,592
Total	$196,831,330	$65,915,839	$—	$262,747,169

*	See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2018, the Fund had no transfers between levels.  The Fund did not have any Level 3 securities during the period.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited) (Con’t)

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees (policy no longer in effect beginning May 1, 2018) – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less (the Fund no longer imposes a redemption fee effective May 1, 2018). The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited) (Con’t)

On July 20, 2017 an income dividend of $0.25 per share and a long-term capital gain distribution of $0.44687 were declared, payable on July 21, 2017, to shareholders of record on July 19, 2017.  Additionally, on December 20, 2017, an income dividend of $0.1756 per share and a long-term capital gain distribution of $1.47 per share were declared, payable on December 21, 2017 to shareholders of record on December 19, 2017.  The tax character of distributions paid during the six months ended June 30, 2018 and the year ended December 31, 2017 were as follows:

Distributions paid from:	June 30, 2018	December 31, 2017
Ordinary income	$ —	$ 4,837,873
Long-term capital gain	$ —	$20,946,870

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2017.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2018, purchases and sales of investments, other than short-term investments, aggregated $37,194,214 and $46,334,548, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of, and during, the six months ended June 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2014-2017).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2017, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited) (Con’t)

Cost of investments	$197,784,651
Gross tax unrealized appreciation	78,564,108
Gross tax unrealized depreciation	(4,992,131)
Net tax unrealized appreciation	73,571,977
Undistributed ordinary income	—
Undistributed long-term capital gain	5,415,754
Total distributable earnings	5,415,754
Other accumulated losses	—
Total accumulated earnings	$78,987,731

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2017, the Fund decreased undistributed net investment loss by $3,808 and decreased accumulated net realized gain on investments by $3,808.  As of December 31, 2017, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the six months ended June 30, 2018, the Fund incurred $983,209 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the six months ended June 30, 2018, the Fund incurred $28,037 in administrative fees to Corbyn.

At June 30, 2018, investors for whom Corbyn was investment adviser held 1,037,034 shares of the Fund.

Note 6 – Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Adviser is currently evaluating the impact, if any, of applying this provision.

Note 7 – Subsequent Events

On July 18, 2018 an income dividend of $0.19 per share and a long-term capital gain distribution of $0.51531 per share were declared, payable on July 19, 2018, to shareholders of record on July 17, 2018. Management has evaluated other events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2018. To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board reviewed the qualifications and experience of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third party service providers.  Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts to maintain and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to peer funds, category benchmarks, relative market indices and major market indices.  As part of its analysis of investment performance, the Board considered the Fund’s investment objective, relative market conditions, consistency of returns and level of risk taken.  The Board concluded that the Fund’s historical investment performance was satisfactory given the market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of peer funds, which were similar in asset size, operating and expense structures.  The Board considered that the Fund’s contractual advisory fee was less than the median contractual advisory fee of the peer funds at a common net asset level.  The Board also considered that the Adviser had consistently maintained an annual total expense ratio below the peer group median without waiving and/or reimbursing any Fund fees or expenses.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  The Board concluded that the fee structure of the Advisory Agreement was reasonable.

4.
Economies of scale. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decreases at higher asset levels.  The Board noted that, based on Fund assets throughout 2017, the shareholders benefited from the $250 million breakpoint.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Advisory Agreement to the Adviser.  The Board concluded that the level of the Adviser’s profit was reasonable and adequate to support the services being provided to the Fund.

6.
Other factors and considerations. The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year.  The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund.  The Board also reviewed the Adviser’s management of its relationships with the Fund’s third-party service providers.  The Board discussed the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2018 (Unaudited)

Tax Information
The Fund designates 74.86% of dividends declared from net investment income during the fiscal year ended December 31, 2017 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2017, which is designated as qualifying for the dividends-received deduction, is 63.92%.

For foreign shareholders in the Fund, for the year ended December 31, 2017, 54.11% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

PRIVACY POLICY June 30, 2018 (Unaudited)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2018
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2018. The total value of $224,992 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2018 were 7.74%, 7.51%, 5.78%, 5.85% and 9.30%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*        /s/ Charles vk Carlson
Charles vK. Carlson, Chief Executive Officer

Date    8/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Charles vk Carlson
Charles vK. Carlson, Chief Executive Officer

Date    8/21/2018

By (Signature and Title)*        /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date    8/21/2018

* Print the name and title of each signing officer under his or her signature.